As filed with the Securities and Exchange Commission on March __, 2004
                           Registration No. 333-113789
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                ----------------


                                AngloGold Limited
             (Exact name of Registrant as specified in its charter)

            South Africa
    (State or other jurisdiction                         Not Applicable
         of incorporation or                            (I.R.S. Employer
            organization)                             Identification Number)

                               11 Diagonal Street
                               Johannesburg, 2001
                      (P.O. Box 62117, Marshalltown, 2107)
                                  South Africa
              (Address of Registrant's principal executive offices)


                    AngloGold Limited Share Incentive Scheme
                       (as amended through April 30, 2002)
                            (Full title of the plan)
                                 ---------------

                          AngloGold North America Inc.
                        7400 East Orchard Road, Suite 350
                           Greenwood Village, CO 80111
                             Tel: +1 (303) 889-0700
            (Name, address and telephone number of agent for service)
                                 ---------------
                                   Copies to:
                           Doreen E. Lilienfeld, Esq.
                             Shearman & Sterling LLP
                                 Broadgate West
                                 9 Appold Street
                            London, England EC2A 2AP
                            Tel: +44 (0)20 7655 5942




--------------------------------------------------------------------------------

                              Explanatory Statement

         This Post-Effective Amendment No. 1 to Registration Statement on Form S-8, Registration No. 333-113789 (the "Registration Statement") is being filed to amend the Power of Attorney, which is Exhibit 24 to the Registration Statement and included on the signature page of the Registration Statement, by replacing it with the new Exhibit 24 which is attached to this Post Effective Amendment No. 1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant, AngloGold Limited, a corporation duly organized and existing under the laws of the Republic of South Africa, certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Johannesburg, South Africa on the 25th day of March 2004.

                                      AngloGold Limited


                                      By: /s/ Kelvin H Williams
                                          -------------------------------
                                          Name: Kelvin H Williams
                                          Title:  Executive Director, Marketing


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



    Signature                            Title                          Date

                                 Chief Executive Officer
                                 and Director (Principal
              *                  Executive Officer)
-----------------------------
       Robert M Godsell

              *                  Chairman and Non-Executive
                                 Director
-----------------------------
        Russell P Edey

                                 Executive Director (Finance)
                                 (Principal Financial Officer and
              *                  Principal Accounting Officer)
-----------------------------
       Jonathan G Best

              *                  Chief Operating Officer and
                                 Executive Director
-----------------------------
       David L Hodgson

              *                  Executive Director (Marketing)
-----------------------------
      Kelvin H Williams

              *                  Director (Non-Executive)
-----------------------------
       Frank B Arisman

              *                  Director (Non-Executive)
-----------------------------
    Elisabeth le R Bradley

              *                  Director (Non-Executive)
-----------------------------
       Colin B Brayshaw

              *                  Director (Non-Executive)
-----------------------------
        Anthony W Lea

              *                  Deputy Chairman and Director
                                 (Non-Executive)
-----------------------------
     Thokoana J Motlatsi

    Signature                            Title                          Date


              *                  Director (Non-Executive)
-----------------------------
       William A Nairn

                                 Director (Non-Executive)
-----------------------------
    Nicholas F Oppenheimer

              *                  Director (Non-Executive)
-----------------------------
   Julian Ogilvie Thompson

                                 Director (Non-Executive)
-----------------------------
       Anthony J Trahar
                                 Authorized Representative
              *                  In the United States
-----------------------------
       Peter V O'Connor



*By:    /s/ Kelvin H Williams
       -----------------------
       Name: Kelvin H Williams
       Title: Attorney-in-fact

                                  Exhibit Index


         The following exhibits are filed as part of the Registration Statement:


Exhibit No.                        Description of Document
-----------                        -----------------------
24*                                Power of Attorney.





















----------------------------------
*    Filed herewith.